Execution Version
AMENDMENT NO. 11 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
dated as of March 31, 2023
among
NOVELIS INC.,
as Canadian Borrower,
NOVELIS CORPORATION
as a U.S. Borrower,
THE OTHER SUBSIDIARIES OF CANADIAN BORROWER
PARTY HERETO AS BORROWERS,
AV MINERALS (NETHERLANDS) N.V., AS HOLDINGS,
THE OTHER GUARANTORS PARTY HERETO,
THE THIRD PARTY SECURITY PROVIDER,
THE LENDERS PARTY HERETO,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Collateral Agent, and U.S. Swingline Lender,
WELLS FARGO BANK, N.A. (LONDON BRANCH),
as European Swingline Lender, and
THE ISSUING BANKS PARTY HERETO.

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This AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March 31, 2023, is entered into among NOVELIS INC., a corporation amalgamated under the Canada Business Corporations Act and having its corporate office at One Phipps Plaza, 3550 Peachtree Road, Suite 1100, Atlanta, GA 30326, USA (the “Canadian Borrower”), NOVELIS CORPORATION, as a U.S. borrower, the other U.S. borrowers party hereto (collectively, the “U.S. Borrowers”), NOVELIS UK LTD, as a U.K. borrower (“Novelis UK”), NOVELIS AG, as a Swiss borrower (“Novelis AG”), NOVELIS DEUTSCHLAND GMBH, as a German borrower (“Novelis Deutschland”), AV MINERALS (NETHERLANDS) N.V., a corporation organized under the laws of the Netherlands (“Holdings”), the other LOAN PARTIES (as defined in the Amended Credit Agreement referred to below) party hereto, NOVELIS ITALIA S.P.A. (the “Third Party Security Provider”), the LENDERS party hereto, the ISSUING BANKS party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, and together with its successors in such capacity, “Administrative Agent”), as collateral agent (in such capacity, and together with its successors in such capacity, “Collateral Agent”), and as U.S. swingline lender (in such capacity, and together with its successors in such capacity, “U.S. Swingline Lender”), and WELLS FARGO BANK, N.A. (LONDON BRANCH), as European swingline lender (in such capacity, and together with its successors in such capacity, “European Swingline Lender”).
RECITALS
WHEREAS, the Borrowers party thereto, the other Loan Parties party thereto, the Administrative Agent, the Collateral Agent, the lenders party thereto immediately prior to the Amendment Effective Date (as defined below) (the “Existing Lenders”), the issuing banks party thereto, and the other parties from time to time party thereto, entered into that certain Second Amended and Restated Credit Agreement, dated as of October 6, 2014 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Credit Agreement”, and the Credit Agreement, and as amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, the Canadian Borrower has requested amendments to the Credit Agreement as herein set forth;
WHEREAS, the Borrowers, the other Loan Parties, the Third Party Security Provider, the Administrative Agent, the Collateral Agent, the U.S. Swingline Lender, the European Swingline Lender, and the Lenders party hereto (which Lenders constitute the Required Lenders under the Credit Agreement), have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided;
WHEREAS, the U.S. Borrowers and the other Guarantors party to the U.S. Security Agreement (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) have entered into or joined the U.S. Security Agreement in order to induce the Lenders to make Loans, and each Reaffirming Party desires to reaffirm the security interest granted pursuant to the U.S. Security Agreement;
WHEREAS, the Reaffirming Parties expect to realize, or have realized, substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby;
WHEREAS, certain of the Loan Parties are party to Joint Development Agreements pursuant to which each such Loan Party has obtained a joint ownership interest in certain patents developed under such Joint Development Agreement (the “Jointly Owned Intellectual Property”). The Canadian Borrower has informed the Administrative Agent and the
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Lenders that (i) prior to the Amendment Effective Date, certain Loan Parties have previously incorrectly represented under the Loan Documents that they, individually, were the sole owners of the Jointly Owned Intellectual Property and that such Jointly Owned Intellectual Property was not subject to any agreement which would restrict the transferability of such Jointly Owned Intellectual Property or otherwise impair or conflict with such Loan Party’s obligations or the rights of the Collateral Agent under the applicable Loan Documents (the “IP Disclosure Error”) and (ii) as of the Amendment Effective Date, certain of the Joint Development Agreements contain customary covenants or restrictions restricting the pledge of any Jointly Owned Intellectual Property which may violate the terms of Section 6.19 of the Credit Agreement (the “JDA Pledge Restrictions”);
WHEREAS, the Irish Guarantor is a holding company with no operations and, prior to September 1, 2022, maintained its sole address and location of books and records at the address maintained by its legal counsel in Ireland (the “Existing Irish Address”). The Canadian Borrower has informed the Administrative Agent and the Lenders that, as a result of ongoing renovations at the Existing Irish Address, effective September 1, 2022, the Irish Guarantor temporarily changed the location of its sole address and location of books and records to a temporary address maintained by its legal counsel in Ireland (the “Irish Address Change”). The Canadian Borrower anticipates that the Irish Guarantor will change its address and location of books and records back to the Existing Irish Address upon completion of the renovations. As of the date hereof, the renovations to the Existing Irish Address are expected to be completed during the course of 2024; and
WHEREAS, the Canadian Borrower has requested that the Administrative Agent, the Collateral Agent, the U.S. Swingline Lender, the European Swingline Lender, and the Lenders party hereto (which Lenders constitute the Required Lenders under the Credit Agreement) agree to waive any breach or violation under the Credit Agreement resulting from the IP Disclosure Error, the JDA Pledge Restrictions, and/or the Irish Address Change.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1.Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.
Section 2.Amendments; Waiver.
2.01Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date immediately after giving effect to Section 2, the Credit Agreement is hereby amended as follows:
(i)The definition of “Excluded Property” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (k) thereof in its entirety as follows:
“(k) if the aggregate fair market value of Equipment located at the plant operated by Novelis do Brasil Ltda., at Av. Buriti, 1.087, CEP 12441-270, Feital – Pindamonhangaba-SP, Brazil and acquired in connection with the expansion of such plant commencing in August 2022 (the “Specified Brazilian Expansion”) that is not pledged in favor of the Collateral Agent to secure the Secured Obligations is less than $100,000,000, then such Equipment shall not be required
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to be so pledged until the earlier of (i) the date that is two years after the commencement of the Specified Brazilian Expansion, and (ii) the date that the Companies complete or otherwise discontinue work on the expansion of such plant,”.
(ii)The definition of “Logan Joint Venture Licenses” in Section 1.01 of the Credit Agreement is hereby amended by replacing the phrase “intellectual property” with the phrase “Intellectual Property.
(iii)The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
“Amendment No. 11” means that certain Amendment No. 11 to Second Amended and Restated Credit Agreement, dated as of March 31, 2023, among Holdings, the Borrowers, the other Loan Parties party thereto, the other parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.
“Amendment No. 11 Effective Date” means the “Amendment Effective Date” as defined in Amendment No. 11.
“Specified Restricted Joint Owned Patents” shall mean those patents set forth on Schedule 11.29(c) to Amendment No. 11.
(iv)Section 6.05(f) of the Credit Agreement is hereby amended and restated as follows:
“(f) any Restricted Subsidiary of the Designated Company (other than the Canadian Borrower, Novelis ALR Holdings, Novelis Corporation and each Receivables Seller) may dissolve, liquidate or wind up its affairs at any time (so long as, (i) in the case of a Borrower (other than as provided in (iii) below), all of its assets are distributed or otherwise transferred to a surviving Borrower organized in the same jurisdiction, (ii) in the case of a Borrowing Base Guarantor, all of its assets are distributed or otherwise transferred to a surviving Borrower or Borrowing Base Guarantor organized in the same jurisdiction and (iii) in the case of Novelis South America Holdings LLC, all of its assets are distributed or otherwise transferred to Novelis Inc.); provided that such dissolution, liquidation or winding up, as applicable, could not reasonably be expected to have a Material Adverse Effect; provided, further, that to the extent any such asset so distributed or otherwise transferred to a Borrower or a Borrowing Base Guarantor constitutes (or would constitute, following the pledge thereof) Revolving Credit Priority Collateral that, after giving effect to such distribution or transfer, becomes subject to the re-starting of any fraudulent conveyance, fraudulent transfer, preference or hardening period, then the Administrative Agent shall be permitted, in its Permitted Discretion, to establish additional Availability Reserves and Reserves with respect to such assets until such new fraudulent conveyance, fraudulent transfer, preference or hardening period, as applicable, has expired, without regard to any notice period that would otherwise be applicable thereto pursuant to Section 2.1(d);”.
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(v)Section 6.17 of the Credit Agreement is hereby amended and restated as follows:
Section 6.17    Fiscal Year. Change its fiscal year-end to a date other than March 31; provided that (1) any Restricted Subsidiary may have a different fiscal year-end to the extent required in order to comply with Applicable Law, (2) the Restricted Subsidiaries set forth on Schedule 6.17 to Amendment No. 11 may continue to end its fiscal years on December 31, and (3) upon at least 30 Business Days’ prior written notice to the Administrative Agent (or such shorter period as may be determined by the Administrative Agent), each of Holdings and its Subsidiaries (and, on and after the Specified AV Minerals Joinder Date, AV Minerals) shall be permitted to change its fiscal year-end to December 31 at any time on or after the date that Hindalco changes its fiscal year-end to December 31, in which case the Loan Parties and the Administrative Agent will, and are hereby authorized by the other Agents, the Lenders and the Issuing Banks to, make any adjustments to this Agreement and the other Loan Documents that are reasonably requested by the Administrative Agent or are necessary to reflect such change in fiscal year-end.
(vi)Section 6.19 of the Credit Agreement is hereby amended to add the following clauses (h) and (i) thereto immediately after clause (g) thereto:
“(h) consists of customary covenants in agreements entered into in the ordinary course of business restricting the pledge of such agreement, solely to the extent such negative pledge provision is not enforceable under Sections 9-406, 9-407, 9-408 or 9-409 of the UCC or similar applicable requirements of Applicable Law; or (i) consists of customary covenants or restrictions in any Joint Development Agreement restricting the pledge of any Intellectual Property developed under such Joint Development Agreement; provided that (x) each Loan Party shall use commercially reasonable efforts to negotiate any Joint Development Agreement entered into by it after the Amendment No. 11 Effective Date in a manner that avoids any such covenants or restrictions, (y) the Intellectual Property subject to any such covenants or restrictions shall not at any time, taken as a whole, constitute a material portion of the Intellectual Property owned or licensed by the Companies, taken as a whole, and (z) such Joint Development Agreement shall not prohibit or restrict the ability of any Agent to use the applicable Company’s rights in the Intellectual Property subject to such Joint Development Agreement during the continuance of an Event of Default, for purposes of enabling any Agent to exercise rights and remedies under the Loan Documents, including in accordance with Section 6.1 of the Amended and Restated Security Agreement, dated as of May 13, 2013, among the Loan Parties from time to time party thereto and the Collateral Agent (as if such Section applies to the Intellectual Property subject to such Joint Development Agreement mutatis mutandis).”.
(vii)Section 10.02(a) of the Credit Agreement is hereby amended to (1) delete the word “or” immediately prior to clause (g) thereof and (2) add the following immediately after clause (g) thereof:
“or (h) to the extent such Lien attaches to any Specified Restricted Joint Owned Patents (and such Liens shall automatically be released on the Amendment No. 11 Effective Date)”.
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(viii)Section 11.01(a)(1) of the Credit Agreement is hereby amended to replace all references therein to “Two Alliance Center, 560 Lenox Road, Suite 2000” with “One Phipps Plaza, 3550 Peachtree Road, Suite 1100”.
(ix)Schedules 6.17 and 11.29(c) are hereby added to Credit Agreement in the form of the correspondingly numbered Schedules hereto.
2.02As of the Amendment Effective Date, immediately prior to giving effect to Section 2.01 above, the Administrative Agent, the Collateral Agent, the U.S. Swingline Lender, the European Swingline Lender, and the Lenders party hereto (which Lenders constitute the Required Lenders under the Credit Agreement) hereby waive the occurrence of any Default or Event of Default resulting from the IP Disclosure Error and/or the JDA Pledge Restrictions, including without limitation any Default or Event of Default arising as a result of (i) any representation made under any Loan Document regarding the ownership of the Jointly Owned Intellectual Property proving to have been false or misleading in any material respect when so made, (ii) any representation made under any Loan Document regarding the existence of agreements which would restrict the transferability of such Jointly Owned Intellectual Property or otherwise impair or conflict with any Loan Party’s obligations or the rights of the Collateral Agent proving to have been false or misleading in any material respect when so made, (iii) any breach of Section 6.19 of the Credit Agreement due to the JDA Pledge Restrictions, (iv) any breach of Section 5.13 of the Credit Agreement due to the Irish Address Change, and (v) any failure to deliver notice of any of the foregoing (collectively, the “Waiver”).
Section 3.Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied, or duly waived by the Lenders party hereto, the Issuing Banks party hereto and the Agents party hereto:
(a)Executed Amendment. The Administrative Agent shall have received this Amendment, duly executed by each of the Loan Parties, the Third Party Security Provider, the Lenders party hereto (which constitute the Required Lenders under the Credit Agreement), the Issuing Banks, the Administrative Agent and the Collateral Agent.
(b)Representations and Warranties. Each of the representations and warranties contained in Section 6 below and in any other Loan document (after giving effect to the Waiver) shall be true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof.
(c)No Default or Event of Default. After giving effect to this Amendment, including the Waiver, no Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment.
Section 4.Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent, the Collateral Agent and each Lender as follows:
(a)After giving effect to this Amendment, each of the representations and warranties in the Amended Credit Agreement or in any other Loan Document are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any representation or warranty that
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is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) as of such earlier date.
(b)The execution and delivery by the Canadian Borrower, Holdings, each other Loan Party, and the Third Party Security Provider of this Amendment, and the performance of this Amendment and the Amended Credit Agreement by the Canadian Borrower, Holdings, each other Loan Party and the Third Party Security Provider, in each case have been duly authorized by all requisite organizational action on its part and will not violate any of its Organizational Documents.
(c)This Amendment has been duly executed and delivered by the Canadian Borrower, Holdings, each other Loan Party, and the Third Party Security Provider, and each of this Amendment and the Amended Credit Agreement constitutes the Canadian Borrower’s, Holdings’, such Loan Party’s, or such Third Party Security Provider’s, as applicable, legal, valid and binding obligation, enforceable against it in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.
(d)After giving effect to this Amendment, including the Waiver, no Default or Event of Default has occurred and is continuing as of the date hereof.
(e)As of the Amendment Effective Date, the information included in the Beneficial Ownership Certifications delivered to the Administrative Agent and the Lenders by Holdings and the applicable Borrowers is true and correct in all respects.
(f)As of the Amendment Effective Date, none of the Specified Restricted Joint Owned Patents, either individually or collectively, are material to the business of the Companies, taken as a whole.
Section 5.Continuing Effect; Liens and Guarantees; No Novation.
(a)Each of the Loan Parties and the Third Party Security Provider hereby consents to this Amendment and the Amended Credit Agreement. Each of the Loan Parties and the Third Party Security Provider hereby acknowledges and agrees that all of its Secured Obligations, including all Liens and (in the case of the Loan Parties) Guarantees granted to the Secured Parties under the applicable Loan Documents, are ratified and reaffirmed and that such Liens and Guarantees shall continue in full force and effect on and after Amendment Effective Date to secure and support the Secured Obligations. Each of the Loan Parties hereby further ratifies and reaffirms the validity, enforceability and binding nature of the Secured Obligations.
(b)Holdings and each Subsidiary Guarantor hereby (i) acknowledges and agrees to the terms of this Amendment and the Amended Credit Agreement and (ii) confirms and agrees that, each of its Guarantee and any Foreign Guarantee is, and shall continue to be, in full force and effect, and shall apply to all Secured Obligations without defense, counterclaim or offset of any kind and each of its Guarantee and any such Foreign Guarantee is hereby ratified and confirmed in all respects. Each Borrower hereby confirms its liability for the Secured Obligations, without defense, counterclaim or offset of any kind.
(c)Holdings, the Canadian Borrower, each other Loan Party and the Third Party Security Provider hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted by it to the Collateral Agent for the benefit of the Secured Parties to secure any of the Secured Obligations by Holdings, the Canadian Borrower, any other Loan Party and the Third Party Security Provider pursuant to the Loan Documents to which any of Holdings, the Canadian Borrower, any other
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Loan Party or the Third Party Security Provider is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, and except as expressly amended by this Amendment, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Amended Credit Agreement.
(d)Without limiting the generality of this Section 5 or Section 6, (i) neither this Amendment, the Amended Credit Agreement, nor any other Loan Document entered into in connection herewith or therewith, shall extinguish the “Secured Obligations” (or any term of like import) as defined or referenced in each Security Agreement, or the “Secured Obligations” under and as defined in the Credit Agreement (collectively, the “Loan Document Secured Obligations”), or discharge or release the priority of any Loan Document, and any security interest previously granted pursuant to each Loan Document is hereby reaffirmed and each such security interest continues in effect and secures the Loan Document Secured Obligations, (ii) nothing contained herein, in the Amended Credit Agreement or any other Loan Document entered into in connection herewith or therewith shall be construed as a substitution or novation of all or any portion of the Loan Document Secured Obligations or instruments securing any of the foregoing, which shall remain in full force and effect and shall continue as obligations under the Amended Credit Agreement, and (iii) nothing implied in this Amendment, the Amended Credit Agreement or any other Loan Document entered into in connection herewith or therewith, or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party or the Third Party Security Provider from any of its Loan Document Secured Obligations, it being understood that such obligations shall continue as obligations under the Amended Credit Agreement.
Section 6.U.S. Reaffirmation.
(a)Each Reaffirming Party hereby confirms its guarantees, assignments, pledges and grants of security interests, as applicable, under each Guarantee and each U.S. Security Agreement to which it is a party, and agrees that such guarantees, assignments, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Collateral Agent for the benefit of the Secured Parties.
(b)Each Reaffirming Party hereby confirms and agrees that the “Secured Obligations” (or any term of like import) as defined or referenced in any Guarantee and any U.S. Security Agreement will include the “Secured Obligations” as defined in the Amended Credit Agreement.
Section 7.Reference to and Effect on the Loan Documents.
(a)Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents (including all exhibits and schedules to each of the Credit Agreement and the other Loan Documents) are and shall remain in full force and effect and are hereby ratified and confirmed. The Amendments provided for herein and in the annexes and exhibits hereto are limited to the specific provisions of the Credit Agreement specified herein and therein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or any Lender’s willingness to amend or waive, any other provisions of the Credit Agreement as amended hereby or thereby, or the same sections or any provision of any other Loan Document for any other date or purpose.
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(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.
(c)The execution and delivery of this Amendment by any Loan Party or Third Party Security Provider shall not constitute a joinder by, or agreement to be bound by the terms of, any Loan Document to which such Loan Party or Third Party Security Provider is not a party.
(d)This Amendment shall constitute a Loan Document.
Section 8.Further Assurances; Post-Closing Requirements.
(a)The Canadian Borrower, Holdings, each other Loan Party, and the Third Party Security Provider hereby agrees to execute any and all further documents, agreements and instruments and take all further actions that the Administrative Agent deems reasonably necessary or advisable in connection with this Amendment, including to continue and maintain the effectiveness of the Liens and guarantees provided for under the Loan Documents, with the priority contemplated under the Loan Documents. The Administrative Agent and the Collateral Agent are hereby authorized by the Lenders to enter into all such further documents, agreements and instruments, and to file all financing statements deemed by the Administrative Agent to be reasonably necessary or advisable in connection with this Amendment.
Section 9.Counterparts.
(a)This Amendment and any notices delivered under this Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to the Administrative Agent under this Amendment.
(b)This Amendment and any notices delivered under this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy or electronic image scan transmission (e.g., PDF via electronic email) of an executed signature page and any notices as set forth herein shall constitute receipt by the Administrative Agent and shall be as effective as delivery of a manually executed counterpart of the Amendment or notice.
Section 10.Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
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Section 11.Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
Section 12.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
Section 13.Submission to Jurisdiction; Waiver of Venue; Service of Process. Sections 11.09(b), (c) and (d) of the Credit Agreement are hereby incorporated by reference mutatis mutandis.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, on the date first indicated above.

NOVELIS INC., as the Canadian Borrower, Administrative Borrower and a Canadian Guarantor
By:     /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
AV MINERALS (NETHERLANDS) N.V., as Holdings and a Dutch Guarantor
By:     /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS CORPORATION, as a U.S. Borrower and a Guarantor
By:     /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS GLOBAL EMPLOYMENT ORGANIZATION, INC., as a U.S. Borrower and a Guarantor
By:     /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Assistant Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS SOUTH AMERICA HOLDINGS LLC, as a U.S. Borrower and a Guarantor
By:     /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS HOLDINGS INC.,
as a U.S. Borrower and a Guarantor
By:     /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS UK LTD, as U.K. Borrower and a U.K. Guarantor
By:     /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney
NOVELIS EUROPE HOLDINGS LIMITED,
as a U.K. Guarantor
By:     /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney
NOVELIS SERVICES LIMITED,
as a U.K. Guarantor
By:     /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS AG, as Swiss Borrower, European Administrative Borrower and a Swiss Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS SWITZERLAND SA,
as a Swiss Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

4260848 CANADA INC., as a Canadian Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
4260856 CANADA INC., as a Canadian Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
8018227 CANADA INC., as a Canadian Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNED AND DELIVERED AS A DEED
for and on behalf of NOVELIS ALUMINUM HOLDING UNLIMITED COMPANY by its lawfully appointed attorney,
as Irish Guarantor
in the presence of:
By:        /s/ Gregg Murphey
Name:        Gregg Murphey
Title:         Attorney
witness:
By:        /s/ Keaston Hall
Name:        Keaston Hall
Title:        Contracts Counsel

Address:    3550 Peachtree Rd
    Suite 1100
    Atlanta, GA 30326

Occupation: Attorney

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS DEUTSCHLAND GMBH,
as a German Borrower and a German Guarantor
By:    /s/ Nils Leonhardt
Name:    Nils Leonhardt
Title:    Managing Director
NOVELIS SHEET INGOT GMBH,
as a German Guarantor
By:    /s/ Peter Haycock
Name:    Peter Haycock
Title:    Director

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS DO BRASIL LTDA.,
as Brazilian Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney-in-Fact
witness:
By:    /s/ Keaston Hall
Name:    Keaston Hall
Title:    Contracts Counsel
witness:
By:    /s/ Chirg P. Shah
Name:    Chirag P. Shah
Title:    Assistant General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS PAE S.A.S., as French Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS MEA LTD, a Company Limited by Shares under the Companies Law of the Dubai International Financial Centre,
as Dubai Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS ITALIA S.P.A., as Third Party Security Provider
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS ALR ALUMINUM HOLDINGS CORPORATION, as a U.S. Borrower and a Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR INTERNATIONAL, INC., as a U.S. Borrower and a Guarantor

By:     /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR ROLLED PRODUCTS, INC., as a U.S. Borrower and a Guarantor

By:     /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR ASSET MANAGEMENT CORPORATION, as a U.S. Borrower and a Guarantor

By:     /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS ALR ROLLED PRODUCTS, LLC, as a U.S. Borrower and a Guarantor

By:     /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR ROLLED PRODUCTS SALES CORPORATION, as a U.S. Borrower and a Guarantor

By:     /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR RECYCLING OF OHIO, LLC, as a U.S. Borrower and a Guarantor

By:     /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR ALUMINUM-ALABAMA, LLC, as a U.S. Borrower and a Guarantor

By:     /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR ALUMINUM, LLC, as a U.S. Borrower and a Guarantor

By:     /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS DEUTSCHLAND HOLDING GMBH, as a German Guarantor

By:     /s/ Roland Leder
Name: Roland Leder
Title:    Managing Director

NOVELIS KOBLENZ GMBH, as a German Borrower and a German Guarantor

By:     /s/ Anja Lambrecht
Name:    Anja Lambrecht
Title:    Managing Director

NOVELIS CASTHOUSE GERMANY GMBH, as a German Borrower and a German Guarantor

By:     /s/ Folker Ohle
Name:    Folker Ohle
Title:    Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS NETHERLANDS B.V., as a Dutch Guarantor By: /s/ Gregg Murphey Name: Gregg Murphey Title: Authorized Signatory
[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, U.S. Swingline Lender and as a Lender
By:    /s/ Brandi Petrucci
    Name:     Brandi Petrucci
    Title:     Director, Authorized Signatory
WELLS FARGO BANK, N.A. (LONDON BRANCH), as European Swingline Lender
By:    /s/ Alison Powell
    Name:     Alison Powell
    Title:

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
as a Lender and an Issuing Bank

By:     /s/ Cheryl B. Swan
Name:    Cheryl B. Swan
Title:    Sr. Vice President
[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF MONTREAL,
as a Lender

By:     /s/ Beth Izzo
Name:    Beth Izzo
Title:    Director

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF MONTREAL,
as a Lender

By:     /s/ Helen Alvarez-Hernandez
Name:    Helen Alvarez-Hernandez
Title:    Managing Director

BANK OF MONTREAL
Corporate Finance Division
Cross-Border Banking
First Canadian Place - 100 King St. W, 18th Fl
Toronto, Ontario M5X 1A1
CANADA
[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BARCLAYS BANK IRELAND PLC,
as a Lender

By:     /s/ Mark Pope
Name:    Mark Pope
Title:    Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BARCLAYS BANK PLC,
as an Issuing Bank

By:     /s/ Charlene Saldanha
Name:    Charlene Saldanha
Title:    Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BNP PARIBAS,
as a Lender

By:     /s/ Zachary Kaiser
Name:    Zachary Kaiser
Title:    Director

By:     /s/ Andrew Aran
Name:    Andrew Aran
Title:    Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Citibank, N.A.,
as a Lender

By:     /s/ David Smith
Name:    David Smith
Title:    Vice President & Director

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Credit Suisse AG, New York Branch,
as a Lender

By:     /s/ Komal Shah
Name:    Komal Shah
Title:    Authorized Signatory

By:     /s/ Michael Wagner
Name:    Michael Wagner
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Deutsche Bank AG New York Branch,
as a Lender and an Issuing Bank

By:     /s/ Philip Tancorra
Name:    Philip Tancorra
Title:    Vice President
    philip.tancora@db.com
212-250-6576

By:     /s/ Jessica Lutrario
Name:    Jessica Lutrario
Title:    Associate
jessica.lutrario@db.com
212-250-8235

[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

HSBC Bank USA, NA,
as a Lender

By:     /s/ Claudia Ramirez
Name:    Claudia Ramirez
Title:    Vice President, Global Banking,
Multinationals #23395
[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ING CAPITAL LLC,
as a Lender

By:     /s/ Jeff Chu
Name:    Jeff Chu
Title:    Director

By:     /s/ Mike Chen
Name:    Mike Chen
Title:    Director
[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.

By:     /s/ Oswin Joseph
Name:    Oswin Joseph
Title:    Executive Director
[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MIZUHO BANK, LTD., as a Lender

By:     /s/ Donna DeMagistris
Name:    Donna DeMagistris
Title: Executive Director
[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Morgan Stanley Bank, N.A.,
as a Lender

By:     /s/ Atu Koffie-Lart
Name:    Atu Koffie-Lart
Title: Authorized Signatory
[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Regions Bank,
as a Lender

By:     /s/ Scott Martin
Name:    Scott Martin
Title: Managing Director
[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Standard Chartered Bank,
as a Lender

By:     /s/ Ambrish Mathur
Name:    Ambrish Mathur
Title: Executive Director
[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Credit Agricole Corporate and Investment
Bank (Canada Branch), as a Lender

By:     /s/ Andrew Sidford
Name:    Andrew Sidford
Title: Managing Director

By:     /s/ Gordon Yip
Name:    Gordon Yip
Title: Director
[SIGNATURE PAGE TO AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Schedule 6.17
Fiscal Year
1.Aleris Switzerland GmbH
2.Aleris Aluminium UK Limited
3.Aleris Asia Pacific International (Barbados) Ltd.
4.Novelis Aluminium Beteiligungs GmbH
1225182.03-CHISR02A - MSW

Schedule 11.29(c)
Specified Restricted Joint Owned Patents

NovelisRef	Novelis Co-Owner	Patent / InvTitle	Jurisdiction	AppNumber	PatNumber
NV0178	Novelis Inc.	IDEA FOR CONTROLLING PRF EXPANSION PROCESS WITHOUT THERMAL GRADIENT	Brazil	BR112012016997-1	BR112012016997-1
			Belgium	11732595.1	2523762
			Czechia	11732595.1	2523762
			European Patent	11732595.1	2523762
			France	11732595.1	2523762
			Germany	11732595.1	602011018467.9
			Korea, Republic of (KR)	10-2012-7019584	1486125
			The Netherlands	11732595.1	2523762
			Spain	11732595.1	2523762
			United Kingdom	11732595.1	2523762
			China	201180013612.9	102781602
			India	6150/DELNP/2012	363703
NV0178	Novelis Inc.	Methods of Pressure Forming Metal Containers and the Like From Preforms Having Wall Thickness Gradient	Italy	11732595.1	2523762
			Canada	2784851	2784851
			Japan	2012-548316	5675844
			United States of America	12/930557	8683837
NV0347	Novelis Inc.	High Strength Aluminum Alloy Fin Material and Process of Producing Same	Brazil	BR112015002412-2	BR112015002412-2
NV0347	Novelis Inc.	High Strength Aluminum Alloy Fin Material and Process of Producing Thereof	China	201380044952.7	104583433
			Germany	112013004245.2	112013004245
			Japan	2012-190397	5854954
			United States of America	14423163	10280495
			Thailand	1501001016	N/A
1225182.03-CHISR02A - MSW

NV0364	Novelis Inc.	High Strength Aluminum Alloy Fin Stock for Heat Exchanger	Canada	2919662	2919662
			China	201910491513X	N/A
			Austria	14752757.6	3030685
			Belgium	14752757.6	3030685
			European Patent	14752757.6	3030685
			France	14752757.6	3030685
			Germany	14752757.6	3030685
			Italy	14752757.6	3030685
			Norway	14752757.6	3030685
			Spain	14752757.6	3030685
			Switzerland	14752757.6	3030685
			United Kingdom	14752757.6	3030685
			Japan	2016-533429	6673826
			Korea, Republic of (KR)	10-2016-7006162	101988704
			Mexico	MX/a/2016/001558	374292
NV0373	Novelis Inc.	Aluminum Alloy for Heat Exchanger Fins	Czechia	15747959.3	3177748
			European Patent	15747959.3	3177748
			France	15747959.3	3177748
			Germany	15747959.3	602015059821.0
			Italy	15747959.3	3177748
			Spain	15747959.3	3177748
			United Kingdom	15747959.3	3177748
			Japan	2017-526487	6751713
			Korea, Republic of (KR)	10-2017-7005988	10-1941380
			United States of America	17/656793	N/A
			China	201580042137.6	106574326 ZL201580042137.6
1225182.03-CHISR02A - MSW

NV0594	Novelis Inc.	Metal Surface Coatings for Improving Bond Performance and Methods of Making the Same	Canada	3146449	N/A
			Mexico	MX/a/2022/002964	N/A
			China	114423828	N/A
			Europe	3997180	N/A
			Japan	2022548271	N/A
			Korea	20220054647	N/A
			United States	US20220340763	N/A
NV0778	Novelis Inc.	Aluminum Alloys for Fluxless Brazing Applications, Methods of Making the Same, and Uses Thereof	China	Serial Number: 202080042295.2 Publication Number: 113924185	N/A
			Canada	3138936	N/A
			European Patent	Serial Number: 20724359.3 Publication Number: 3972775	N/A
			Japan	Serial Number: 2021-568913 Publication Number: 2022533827	N/A
			Korea, Republic of (KR)	Serial Number: 10-2021-7039528 Publication Number: 20220003083	N/A
			South Africa	2021/08849	N/A
			United States of America	Serial Number: 17/594957 Publication Number: US20220324065	N/A
NV1048	Novelis Inc.	Systems and Methods for Improving Resistance Spot Welding with Cast Aluminum	United States of America	63/367409	N/A
1225182.03-CHISR02A - MSW